UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2018

BIOLASE, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36385	87-0442441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4 Cromwell Irvine, California	96218
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 949-361-1200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described in Item 5.07 below, at a meeting held on May 9, 2018 (the “Annual Meeting”), the stockholders of BIOLASE, Inc. (the “Company”) approved the BIOLASE, Inc. 2018 Long-Term Incentive Plan (the “2018 Plan”), which had been previously approved by the Company’s Board of Directors (the “Board”), subject to stockholder approval. The following paragraphs provide a summary of certain terms of the 2018 Plan.

The purposes of the 2018 Plan are: (i) to align the interests of the Company’s stockholders and recipients of awards under the 2018 Plan by increasing the proprietary interest of such recipients in the Company’s growth and success; (ii) to advance the interests of the Company by attracting and retaining non-employee directors, officers, other employees, consultants, independent contractors and agents; and (iii) to motivate such persons to act in the long-term best interests of the Company and its stockholders.

Under the 2018 Plan, the Company may grant: (i) non-qualified stock options; (ii) “incentive stock options” (within the meaning of Section 422 of the Internal Revenue Code); (iii) stock appreciation rights (“SARs”); (iv) restricted stock, restricted stock units or other stock awards (“Stock Awards”); and (v) performance awards.

Subject to the terms and conditions of the 2018 Plan, the number of shares authorized for grants under the 2018 Plan is 10,602,736, reduced by the number of shares subject to awards granted under the prior equity plan of the Company on or after March 1, 2018; provided that in connection with the reverse stock split approved by the Company’s stockholders (as described in Items 5.07 and 8.01 below) and in accordance with the adjustment provisions set forth in the 2018 Plan, the number of shares of Company common stock available for awards under the 2018 Plan will be proportionately reduced based on the reverse stock split ratio elected by the Board. The number of available shares will be further reduced by the sum of the aggregate number of shares of common stock which become subject to outstanding options, free-standing SARs, Stock Awards or performance awards.

The foregoing description of the 2018 Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the 2018 Plan, a copy of which is set forth as Exhibit A to the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 5, 2018 (the “Proxy Statement”), and incorporated by reference herein as Exhibit 10.1.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 9, 2018, the Company held its Annual Meeting. The following are the results of the voting on the proposals submitted to stockholders at the Annual Meeting.

Proposal 1 – Stockholders elected each of the Company’s four nominees for director, as set forth below:

Nominee	For	Against	Abstain	Broker Non-Votes
Richard B. Lanman, M.D.	73,180,649	209,807	586,987	18,550,684
Jonathan T. Lord, M.D.	73,004,781	385,675	586,987	18,550,684
Garret Sato	73,187,063	206,044	584,336	18,550,684
James R. Talevich	72,658,254	378,384	940,805	18,550,684

Proposal 2 – Stockholders voted, on an advisory basis, to approve the compensation of the Company’s named executive officers, as set forth below:

For	Against	Abstain	Broker Non-Votes
72,540,374	1,015,940	421,129	18,550,684

Proposal 3 – Stockholders voted, on an advisory basis, to approve every “one year” as the frequency of advisory votes on the compensation of the Company’s named executive officers, as set forth below:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
72,665,295	511,468	730,349	70,331	18,550,684

Based on the voting results of Proposal 3 described above, and consistent with the Board’s recommendation, the Board expects that it will hold future advisory votes each year until the next required advisory vote on the frequency of the advisory vote on the Company’s executive compensation, which will occur no later than the Company’s 2024 annual meeting of stockholders.

Proposal 4 – Stockholders voted to approve the 2018 Plan, as set forth below:

For	Against	Abstain	Broker Non-Votes
71,831,549	1,967,300	178,594	18,550,684

Proposal 5 – Stockholders voted to approve an amendment to the Company’s Restated Certificate of Incorporation to effect a reverse stock split of the Company’s common stock and reduce the authorized shares of common stock accordingly, if and when determined by the Board, as set forth below:

For	Against	Abstain	Broker Non-Votes
87,157,820	4,936,724	433,583	—

Proposal 6 – Stockholders ratified the appointment of BDO USA, LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2018, as set forth below:

For	Against	Abstain	Broker Non-Votes
91,994,787	348,908	184,432	—

Item 8.01.	Other Events

On May 10, 2018, the Company issued a press release announcing that, at the Annual Meeting, the Company’s stockholders approved a proposal to amend the Company’s Restated Certificate of Incorporation to effect a reverse stock split of Company common stock at a ratio of not less than 1-for-5 and not more than 1-for-15, with the final ratio to be determined by the Board. Immediately after the Annual Meeting, the Board approved the reverse stock split at a ratio of one post-split share for every five pre-split shares. The Company filed an amendment to its Restated Certificate of Incorporation to effect the reverse stock split as of 11:59 p.m. ET on May 10, 2018. Company common stock will begin trading on a split-adjusted basis on May 11, 2018. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and is hereby incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibits

10.1	BIOLASE, Inc. 2018 Long-Term Incentive Plan (incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement filed on April 5, 2018)

99.1	Press Release of BIOLASE, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 10, 2018	BIOLASE, INC.

	By:	/s/ John R. Beaver
	Name:	John R. Beaver
	Title:	Interim Chief Executive Officer

4